UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 240.14a-12

Landos Biopharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of communications from Landos Biopharma, Inc., a Delaware corporation (the “Company”), to the Company’s employees and vendors relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated March 24, 2024, by and among the Company, Bespin Subsidiary, LLC, a Delaware corporation and a wholly owned subsidiary of AbbVie (“Parent”), Bespin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and solely for the limited purposes set forth therein, AbbVie Inc. (“AbbVie”).

The following letter from the Company’s Chief Executive Officer was sent to the Company’s employees on March 25, 2024:

Landos Team,

I want to share some very important news with you.

Earlier today, we announced that Landos Biopharma will be acquired by AbbVie at a price of $20.42 per share in cash upon closing, or approximately $137.5 million in the aggregate. There is also potential for an additional future payment of up to $11.14 per share, or approximately an additional $75 million in the aggregate, upon the achievement of a specified clinical development milestone. The combination of both the upfront and potential future payment represents a total equity value of approximately $212.5 million.

The transaction is expected to close during the second quarter of 2024, subject to customary closing conditions, including approval by Landos’ stockholders. A copy of our joint press release announcing the transaction can be found HERE.

I am very proud of the hard work and results we have achieved together. We have brought a singular focus to NX-13 and have made great progress with NEXUS including plans to report top-line results in the fourth quarter.

As leading experts in autoimmune diseases and therapies, AbbVie is focused on developing new medicines to address chronic progressive diseases, including ulcerative colitis (UC) and Crohn’s disease. With their proven track record of building therapeutic area leadership and expertise in global development, AbbVie is especially well-positioned to further maximize the potential of NX-13 for patients and deliver compelling value to Landos shareholders.

This is the right deal and the right partner to further advance NX-13 and bring this potential treatment to the millions of patients suffering from UC.

I know that you will have questions, and likely more in the days and weeks ahead. You have my full commitment to transparency and open communication. As a first step, please join me for an All-Hands meeting today at 10:00 AM EST, where I will provide additional information about the proposed transaction and try to address any questions that you may have. While I can’t promise that I will have all the answers today, I will ensure you get the answers you need in time.

Until the deal closes, we remain a separate and independent company from AbbVie. Today’s announcement will not impact our day-to-day operations. In very practical terms, this means that we are full steam ahead on NEXUS and other critical initiatives. We need everyone to continue to focus on the same critical objectives, the same KPIs and the same ways of working that have guided us to this point.

Thank you again for your continued commitment to our important work ahead.

Sincerely,

Greg

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

Some statements in this communication, and documents referred to in this communication, are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie and Landos caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the satisfaction (or waiver) of the conditions to the consummation of the proposed transaction, including with respect to the adoption of the definitive agreement by the stockholders of Landos and required regulatory approvals, (iii) potential delays in consummating the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement, (v) the effect of the announcement or pendency of the proposed transaction on Landos’ business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of the parties and potential difficulties in Landos’ employee retention as a result of the proposed transaction, (vii) risks related to diverting management’s attention from Landos’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the parties or their respective directors or officers related to the proposed transaction, (ix) challenges to intellectual property, (x) competition from other products, (xi) difficulties inherent in the research and development process, (xii) adverse litigation or government action, and (xiii) changes to laws and regulations applicable to the industries of the parties. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie’s and Landos’ operations is set forth in Item 1A, “Risk Factors,” of AbbVie’s 2023 Annual Report on Form 10-K which has been filed with the Securities and Exchange Commission (the “SEC”), as updated by its subsequent Quarterly Reports on Form 10-Q and Item 1A, “Risk Factors,” of Landos’ 2023 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its subsequent Quarterly Reports on Form 10-Q. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and neither AbbVie nor Landos undertakes any obligation, and each specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Landos will be filing relevant documents with the SEC, including preliminary and definitive proxy statements on Schedule 14A relating to the proposed transaction. The definitive proxy statement will be sent to Landos’ stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Landos with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Landos’ special stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Landos’ proxy statement. Investors and security holders will be able to obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on Landos’ website at https://ir.landosbiopharma.com, or by contacting Landos at info@landosbiopharma.com.

Participants in the Solicitation

Landos and certain of its directors, executive officers and employees and other persons may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed  acquisition. Information regarding the interests of Landos’ directors and executive officers and their ownership of Landos’ stock is set forth in Landos’ proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April  19, 2023. Additional information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Landos’ shareholders in connection with the proposed acquisition  and any direct or indirect interests they may have in the proposed acquisition  will be set forth in Landos’ definitive proxy statement for its special shareholder meeting when it is filed with the SEC. To the extent that Landos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the “as of” date indicated in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedule 13D filed with the SEC.

The following slides were used at an all-hands presentation held on March 25, 2024:

All Hands Meeting March 25, 2024

Some statements in this presentation, and documents referred to in this presentation, are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie and Landos caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the satisfaction (or waiver) of the conditions to the consummation of the proposed transaction, including with respect to the adoption of the definitive agreement by the stockholders of Landos and required regulatory approvals, (iii) potential delays in consummating the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement, (v) the effect of the announcement or pendency of the proposed transaction on Landos’ business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of the parties and potential difficulties in Landos’ employee retention as a result of the proposed transaction, (vii) risks related to diverting management’s attention from Landos’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the parties or their respective directors or officers related to the proposed transaction, (ix) challenges to intellectual property, (x) competition from other products, (xi) difficulties inherent in the research and development process, (xii) adverse litigation or government action, and (xiii) changes to laws and regulations applicable to the industries of the parties. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's and Landos’ operations is set forth in Item 1A, "Risk Factors," of AbbVie's 2023 Annual Report on Form 10-K which has been filed with the Securities and Exchange Commission, as updated by its subsequent Quarterly Reports on Form 10-Q and Item 1A, "Risk Factors," of Landos' 2023 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its subsequent Quarterly Reports on Form 10-Q. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and neither AbbVie nor Landos undertakes any obligation, and each specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law. Forward Looking Statements

Additional Information and Where to Find It In connection with the proposed transaction, Landos will be filing relevant documents with the SEC, including preliminary and definitive proxy statements on Schedule 14A relating to the proposed transaction. The definitive proxy statement will be sent to Landos’ stockholders in connection with the proposed transaction. This presentation is not a substitute for the proxy statement or any other document that may be filed by Landos with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Landos’ special stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Landos’ proxy statement. Investors and security holders will be able to obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on Landos’ website at https://ir.landosbiopharma.com, or by contacting Landos at ir@landosbiopharma.com. No Offer or Solicitation This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Participants in the Solicitation Landos and certain of its directors, executive officers and employees and other persons may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed acquisition. Information regarding the interests of Landos’ directors and executive officers and their ownership of Landos’ stock is set forth in Landos’ proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2023. Additional information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Landos’ shareholders in connection with the proposed acquisition and any direct or indirect interests they may have in the proposed acquisition will be set forth in Landos’ definitive proxy statement for its special shareholder meeting when it is filed with the SEC. To the extent that Landos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the “as of” date indicated in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedule 13D filed with the SEC. Additional Disclosures

Landos will be acquired for ~$137.5 million in the aggregate1 or $20.42 per share Potential for an additional future payment of up to $75 million in the aggregate, or $11.14 per share, upon achievement of a clinical development milestone Combination of the upfront and potential future payment represents a total purchase price of ~$212.5 million Expected to close during Q2 2024, subject to customary closing conditions, including approval by Landos’ stockholders Deal Summary Landos to be Acquired by AbbVie 1Based on total equity value

What You Can Expect Going Forward Separate & independent companies Continued focus on NX-13 & NEXUS Pre-integration planning Strict gun jumping rules Expected during Q2 2024 Integration work begins *We are here*

Continue to operate separately & independently Neither Landos nor AbbVie may exercise control – or give the appearance of exercising control – over the other, or the employees of the other Pre-integration planning is good; Implementing integration plans prior to close is not Pre-integration planning should not interfere with day-to-day operations Transfer of competitively sensitive information can only take place with approval and in the context of pre-integration planning Pre-Integration Planning: Don’t Jump the Gun! The Most Important Thing You Can Do is to Stay Focused on NX-13, NEXUS & Critical Initiatives in Progress

Your continued commitment is critical to advance the critical work we have in process Patients & NEXUS partners are counting on us In recognition of the important role you play at Landos, and provided that you remain employed with the Company through closing, you may be eligible for the following: Vesting & “cash out” at closing of your long-term equity incentives (in-the-money options & RSUs) AbbVie’s severance plan applicable to eligible employees terminated as a result of a position elimination For a period of one year following the closing of the acquisition, AbbVie has agreed to provide continuing employees with (i) an annual base salary (or wage rate) and target cash incentive compensation opportunities that are no less favorable than their annual base salary (or wage rate) and target cash incentive compensation opportunities at the time of the closing and (ii) other compensation or benefits that are substantially similar in the aggregate to their compensation or benefits provided at the time of closing (excluding any equity, severance, retiree welfare, pension and change in control arrangements) What it Means for You

Create focus for you and your team Be a positive influence & constant energizer Ask for more information and help proactively Empathize, but don’t commiserate Recognize cues from your colleagues and yourself Control the “controllables” Helpful Hints in Times of Change

Continued focus on Priority 1, 2 & 3: NX-13 & NEXUS Call to Action

Full transparency & open communication, always! Information We won’t have all the answers today, but will get you answers you need in time Going forward, submit any new questions to Kyle Evans at kyle@landosbiopharma.com Additional resources An employee FAQ, as well as additional materials, as needed Ongoing communications throughout pre-integration planning to keep you informed My Commitment to You

Q&A

All Hands Meeting March 25, 2024

The following letter was sent to certain of the Company’s vendors and strategic partners on March 25, 2024:

Dear [Vendor/Strategic Partner],

As you may have already heard, Landos Biopharma will be acquired by AbbVie at a price of $20.42 per share in cash upon closing, or approximately $137.5 million in the aggregate. There is also the potential for an additional future payment of up to $11.14 per share, or approximately an additional $75 million in the aggregate, upon the achievement of a specified clinical development milestone with respect to NX-13. The transaction is expected to close during the second quarter of 2024, subject to satisfaction of customary closing conditions. A copy of our joint press release announcing the transaction can be found HERE.

As leading experts in autoimmune diseases and therapies, AbbVie is focused on developing new medicines to address chronic progressive diseases, including ulcerative colitis and Crohn’s disease. With their proven track record of building therapeutic area leading assets, AbbVie is especially well-positioned to further maximize the potential of NX-13 for patients and deliver compelling value to Landos shareholders.

Until the deal closes, Landos remains a separate and independent company from AbbVie. As such, there are no immediate changes to the way in which we will work together or in our collective priorities.

As the transaction progresses, we will keep you informed on future plans for NX-13 as appropriate.

Thank you for your continued partnership and please do not hesitate to reach out if you have questions or need additional information.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contain certain forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie and Landos caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the satisfaction (or waiver) of the conditions to the consummation of the proposed transaction, including with respect to the adoption of the Merger Agreement by the stockholders of Landos and required regulatory approvals, (iii) potential delays in consummating the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the proposed transaction on Landos’ business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of the parties and potential difficulties in Landos’ employee retention as a result of the proposed transaction, (vii) risks related to diverting management’s attention from Landos’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the parties or their respective directors or officers related to the proposed transaction, (ix) challenges to intellectual property, (x) competition from other products, (xi) difficulties inherent in the research and development process, (xii) adverse litigation or government action, and (xiii) changes to laws and regulations applicable to the industries of the parties. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie’s and Landos’ operations is set forth in Item 1A, “Risk Factors,” of AbbVie’s 2023 Annual Report on Form 10-K which has been filed with the SEC, as updated by its subsequent Quarterly Reports on Form 10-Q and Item 1A, “Risk Factors,” of Landos’ 2023 Annual Report on Form 10-K, which has been filed with the SEC, as updated by its subsequent Quarterly Reports on Form 10-Q. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither AbbVie nor Landos undertakes any obligation, and each specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, Landos will be filing relevant documents with the SEC, including preliminary and definitive proxy statements on Schedule 14A relating to the proposed transaction. The definitive proxy statement will be sent to Landos’ stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Landos with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Landos’ special stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Landos’ proxy statement. Investors and security holders will be able to obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on Landos’ website at https://ir.landosbiopharma.com, or by contacting Landos at info@landosbiopharma.com.

Participants in the Solicitation.

Landos and certain of its directors, executive officers and employees and other persons may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed acquisition. Information regarding the interests of Landos’ directors and executive officers and their ownership of Landos’ stock is set forth in Landos’ proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April  19, 2023. Additional information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Landos’ stockholders in connection with the proposed acquisition and any direct or indirect interests they may have in the proposed acquisition will be set forth in Landos’ definitive proxy statement for its special stockholder meeting when it is filed with the SEC. To the extent that Landos’ directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the “as of” date indicated in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedule 13D filed with the SEC.